DISCOVER FINANCIAL SERVICES						Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Mar 31, 2023 vs. Mar 31, 2022
EARNINGS SUMMARY
Interest Income	$4,077	$3,856	$3,357	$2,915	$2,736	$1,341	49%
Interest Expense	945	789	514	305	257	688	NM
Net Interest Income	3,132	3,067	2,843	2,610	2,479	653	26%
Discount/Interchange Revenue	1,057	1,165	1,157	1,133	955	102	11%
Rewards Cost	716	797	811	743	635	81	13%
Discount and Interchange Revenue, net	341	368	346	390	320	21	7%
Protection Products Revenue	43	44	42	42	44	(1)	(2%)
Loan Fee Income	166	182	168	142	140	26	19%
Transaction Processing Revenue	67	66	65	61	57	10	18%
Gains (Losses) on Equity Investments	(18)	(6)	(4)	(42)	(162)	144	89%
Other Income	22	11	19	21	24	(2)	(8%)
Total Non-Interest Income	621	665	636	614	423	198	47%

Revenue Net of Interest Expense	3,753	3,732	3,479	3,224	2,902	851	29%

Provision for Credit Losses	1,102	883	773	549	154	948	NM

Employee Compensation and Benefits	625	573	551	515	500	125	25%
Marketing and Business Development	241	313	276	254	192	49	26%
Information Processing & Communications	139	143	124	121	125	14	11%
Professional Fees	232	264	241	189	177	55	31%
Premises and Equipment	22	48	22	24	24	(2)	(8%)
Other Expense	124	154	174	120	112	12	11%
Total Operating Expense	1,383	1,495	1,388	1,223	1,130	253	22%

Income/ (Loss) Before Income Taxes	1,268	1,354	1,318	1,452	1,618	(350)	(22%)
Tax Expense	292	321	312	341	376	(84)	(22%)
Net Income/ (Loss)	$976	$1,033	$1,006	$1,111	$1,242	($266)	(21%)
Net Income/ (Loss) Allocated to Common Stockholders	$939	$1,027	$967	$1,105	$1,205	($266)	(22%)

Effective Tax Rate	23.0%	23.7%	23.6%	23.5%	23.3%

Net Interest Margin	11.34%	11.27%	11.05%	10.94%	10.85%	49	bps
Operating Efficiency	36.8%	40.0%	39.9%	37.9%	38.9%	(210)	bps
ROE	27%	28%	29%	32%	37%
ROCE	28%	30%	30%	35%	39%
Capital Returned to Common Stockholders	$1,365	$743	$350	$742	$1,067	$298	28%
Payout Ratio	145%	72%	36%	67%	89%

Ending Common Shares Outstanding	257	267	273	275	281	(24)	(9%)
Weighted Average Common Shares Outstanding	262	272	273	279	285	(23)	(8%)
Weighted Average Common Shares Outstanding (fully diluted)	262	273	274	279	285	(23)	(8%)

PER SHARE STATISTICS
Basic EPS	$3.58	$3.77	$3.54	$3.96	$4.23	($0.65)	(15%)
Diluted EPS	$3.58	$3.77	$3.54	$3.96	$4.22	($0.64)	(15%)
Common Dividends Declared Per Share	$0.60	$0.60	$0.60	$0.60	$0.50	$0.10	20%
Common Stock Price (period end)	$98.84	$97.83	$90.92	$94.58	$110.19	($11.35)	(10%)
Book Value per share	$55.79	$54.57	$52.29	$50.00	$47.81	$7.98	17%
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Mar 31, 2023 vs. Mar 31, 2022
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$22,411	$21,105	$18,767	$17,007	$15,620	$6,791	43%
Total Loan Receivables	112,674	112,120	104,908	99,301	93,471	19,203	21%
Allowance for Credit Losses	(7,691)	(7,374)	(7,061)	(6,757)	(6,647)	(1,044)	(16%)
Net Loan Receivables	104,983	104,746	97,847	92,544	86,824	18,159	21%
Premises and Equipment, net	1,031	1,003	1,015	984	984	47	5%
Goodwill and Intangible Assets, net	255	255	255	255	255	—	—%
Other Assets	4,381	4,519	4,002	3,810	3,729	652	17%
Total Assets	$133,061	$131,628	$121,886	$114,600	$107,412	$25,649	24%

Liabilities & Stockholders' Equity
Certificates of Deposits [1]	18,965	16,124	14,505	13,543	13,518	5,447	40%
Savings, Money Market, and Other Deposits [1,2]	56,389	54,397	51,743	49,655	50,185	6,204	12%
Total Direct to Consumer Deposits [1,2]	$75,354	$70,521	$66,248	$63,198	$63,703	$11,651	18%
Brokered Deposits and Other Deposits	20,386	21,115	16,649	13,214	8,779	11,607	132%
Deposits	95,740	91,636	82,897	76,412	72,482	23,258	32%
Securitized Borrowings [3]	9,095	10,259	11,092	9,099	7,715	1,380	18%
Other Borrowings [3]	9,068	9,849	9,085	10,886	9,417	(349)	(4%)
Borrowings	18,163	20,108	20,177	19,985	17,132	1,031	6%
Accrued Expenses and Other Liabilities	4,843	5,294	4,526	4,439	4,365	478	11%
Total Liabilities	118,746	117,038	107,600	100,836	93,979	24,767	26%
Total Equity	14,315	14,590	14,286	13,764	13,433	882	7%
Total Liabilities and Stockholders' Equity	$133,061	$131,628	$121,886	$114,600	$107,412	$25,649	24%

LIQUIDITY
Liquidity Portfolio	$21,450	$19,798	$16,042	$16,204	$14,910	$6,540	44%
Private Asset-backed Securitizations	3,500	3,500	3,500	3,500	3,750	(250)	(7%)
Federal Home Loan Bank Borrowing Capacity	2,056	1,712	2,078	12	1,505	551	37%
Federal Reserve Discount Window [4]	43,780	42,268	39,888	36,463	34,393	9,387	27%
Undrawn Credit Facilities [4]	49,336	47,480	45,466	39,975	39,648	9,688	24%
Total Liquidity	$70,786	$67,278	$61,508	$56,179	$54,558	$16,228	30%

[1] Includes Affinity relationships

[2] Savings, Money Market, and Other Deposits and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[3] Includes short-term and long-term borrowings

[4] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Mar 31, 2023 vs. Mar 31, 2022
BALANCE SHEET STATISTICS
Total Common Equity	$13,259	$13,534	$13,230	$12,708	$12,377	$882	7%
Total Common Equity/Total Assets	10.0%	10.3%	10.9%	11.1%	11.5%
Total Common Equity/Net Loans	12.6%	12.9%	13.5%	13.7%	14.3%

Tangible Assets	$132,806	$131,373	$121,631	$114,345	$107,157	$25,649	24%
Tangible Common Equity [1]	$13,004	$13,279	$12,975	$12,453	$12,122	$882	7%
Tangible Common Equity/Tangible Assets [1]	9.8%	10.1%	10.7%	10.9%	11.3%
Tangible Common Equity/Net Loans [1]	12.4%	12.7%	13.3%	13.5%	14.0%
Tangible Common Equity per share [1]	$50.68	$49.66	$47.49	$45.24	$43.14	$7.54	17%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
Total Risk Based Capital Ratio	14.9%	16.0%	16.7%	17.0%	17.6%
Tier 1 Risk Based Capital Ratio	13.2%	14.3%	14.9%	15.2%	15.8%
Tier 1 Leverage Ratio	11.6%	12.7%	13.4%	13.9%	13.7%
Common Equity Tier 1 Capital Ratio	12.3%	13.3%	13.9%	14.2%	14.7%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Mar 31, 2023 vs. Mar 31, 2022
AVERAGE BALANCES
Assets
Cash and Investment Securities	$19,579	$19,529	$16,057	$14,409	$15,028	$4,551	30%
Restricted Cash	588	393	853	40	774	(186)	(24%)
Credit Card Loans	89,460	86,396	81,445	75,917	73,042	16,418	22%
Private Student Loans	10,546	10,284	10,132	10,164	10,381	165	2%
Personal Loans	8,155	7,871	7,408	6,981	6,909	1,246	18%
Other Loans	3,888	3,485	3,050	2,674	2,359	1,529	65%
Total Loans	112,049	108,036	102,035	95,736	92,691	19,358	21%
Total Interest Earning Assets	132,216	127,958	118,945	110,185	108,493	23,723	22%
Allowance for Credit Losses	(7,307)	(7,059)	(6,758)	(6,644)	(6,818)	(489)	(7%)
Other Assets	6,494	6,235	5,923	5,874	6,248	246	4%
Total Assets	$131,403	$127,134	$118,110	$109,415	$107,923	$23,480	22%

Liabilities and Stockholders' Equity
Non-Interest-bearing Direct to Consumer Deposits [1]	$1,023	$1,062	$1,122	$1,136	$1,090	($67)	(6%)
Certificates of Deposits [1]	17,565	15,189	14,029	13,391	14,035	3,530	25%
Savings, Money Market, and Other Deposits [1]	54,386	51,703	49,332	48,504	47,426	6,960	15%
Interest-bearing Direct to Consumer Deposits [1]	$71,951	$66,892	$63,361	$61,895	$61,461	$10,490	17%
Brokered Deposits and Other Deposits	19,267	19,165	14,722	10,031	9,157	10,110	110%
Total Interest-bearing Deposits	91,218	86,057	78,083	71,926	70,618	20,600	29%
Securitized Borrowings [2]	9,667	9,954	10,246	8,262	7,739	1,928	25%
Other Borrowings [2]	9,372	9,636	9,185	9,325	10,099	(727)	(7%)
Total Interest-bearing Liabilities	110,257	105,647	97,514	89,513	88,456	21,801	25%
Other Liabilities & Stockholders' Equity	20,123	20,425	19,474	18,766	18,377	1,746	10%
Total Liabilities and Stockholders' Equity	$131,403	$127,134	$118,110	$109,415	$107,923	$23,480	22%

AVERAGE YIELD
Assets
Cash and Investment Securities	3.89%	3.45%	2.31%	1.46%	1.09%	280	bps
Restricted Cash	4.05%	2.73%	2.25%	0.41%	0.02%	403	bps
Credit Card Loans	15.06%	14.50%	13.56%	12.81%	12.59%	247	bps
Private Student Loans	9.68%	9.02%	8.26%	7.74%	7.41%	227	bps
Personal Loans	12.35%	12.04%	11.83%	11.84%	12.09%	26	bps
Other Loans	6.64%	6.16%	5.70%	5.47%	5.60%	104	bps
Total Loans	14.06%	13.53%	12.67%	12.00%	11.80%	226	bps
Total Interest Earning Assets	12.51%	11.96%	11.20%	10.61%	10.23%	228	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	2.65%	1.83%	1.31%	1.04%	1.02%	163	bps
Savings, Money Market, and Other Deposits [1]	3.41%	2.76%	1.60%	0.68%	0.50%	291	bps
Interest-bearing Direct to Consumer Deposits [1]	3.23%	2.55%	1.53%	0.75%	0.62%	261	bps
Brokered Deposits and Other Deposits	3.87%	3.50%	2.71%	2.28%	2.03%	184	bps
Total Interest-bearing Deposits	3.36%	2.76%	1.76%	0.97%	0.80%	256	bps
Securitized Borrowings [2]	3.67%	3.33%	2.79%	1.87%	1.29%	238	bps
Other Borrowings [2]	4.40%	4.37%	4.17%	3.97%	3.75%	65	bps
Total Interest-bearing Liabilities	3.48%	2.96%	2.09%	1.36%	1.18%	230	bps
Net Interest Margin	11.34%	11.27%	11.05%	10.94%	10.85%	49	bps
Net Yield on Interest-earning Assets	9.61%	9.51%	9.48%	9.50%	9.27%	34	bps

[1] Includes Affinity relationships
[2] Includes short-term and long-term borrowings
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Mar 31, 2023 vs. Mar 31, 2022
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$112,674	$112,120	$104,908	$99,301	$93,471	$19,203	21%
Average Loans [1]	$112,049	$108,036	$102,035	$95,736	$92,691	$19,358	21%

Interest Yield	14.06%	13.53%	12.67%	12.00%	11.80%	226	bps
Gross Principal Charge-off Rate	3.50%	2.87%	2.56%	2.76%	2.64%	86	bps
Net Principal Charge-off Rate	2.72%	2.13%	1.71%	1.80%	1.61%	111	bps
Delinquency Rate (30 or more days)	2.48%	2.30%	1.94%	1.63%	1.64%	84	bps
Delinquency Rate (90 or more days)	1.14%	0.98%	0.80%	0.70%	0.72%	42	bps
Gross Principal Charge-off Dollars	$966	$781	$659	$659	$603	$363	60%
Net Principal Charge-off Dollars	$750	$581	$439	$429	$368	$382	104%
Net Interest and Fee Charge-off Dollars	$169	$126	$98	$92	$87	$82	94%
Loans Delinquent 30 or more days	$2,791	$2,578	$2,034	$1,621	$1,537	$1,254	82%
Loans Delinquent 90 or more days	$1,290	$1,101	$837	$694	$678	$612	90%

Allowance for Credit Losses (period end)	$7,691	$7,374	$7,061	$6,757	$6,647	$1,044	16%
Reserve Change Build/ (Release) [2]	$385	$313	$304	$110	($175)	$560
Reserve Rate	6.83%	6.58%	6.73%	6.80%	7.11%	(28)	bps

CREDIT CARD LOANS
Ending Loans	$89,755	$90,113	$83,630	$79,237	$73,783	$15,972	22%
Average Loans	$89,460	$86,396	$81,445	$75,917	$73,042	$16,418	22%

Interest Yield	15.06%	14.50%	13.56%	12.81%	12.59%	247	bps
Gross Principal Charge-off Rate	3.99%	3.20%	2.88%	3.10%	3.00%	99	bps
Net Principal Charge-off Rate	3.10%	2.37%	1.92%	2.01%	1.84%	126	bps
Delinquency Rate (30 or more days)	2.76%	2.53%	2.11%	1.76%	1.77%	99	bps
Delinquency Rate (90 or more days)	1.34%	1.14%	0.92%	0.80%	0.83%	51	bps
Gross Principal Charge-off Dollars	$879	$697	$592	$587	$541	$338	62%
Net Principal Charge-off Dollars	$684	$516	$395	$381	$331	$353	107%
Loans Delinquent 30 or more days	$2,477	$2,278	$1,761	$1,392	$1,305	$1,172	90%
Loans Delinquent 90 or more days	$1,204	$1,028	$770	$633	$613	$591	96%

Allowance for Credit Losses (period end)	$6,135	$5,883	$5,561	$5,307	$5,120	$1,015	20%
Reserve Change Build/ (Release) [2]	$318	$322	$254	$187	($153)	$471
Reserve Rate	6.84%	6.53%	6.65%	6.70%	6.94%	(10)	bps
Total Discover Card Volume	$54,129	$59,153	$58,561	$57,384	$49,379	$4,750	10%
Discover Card Sales Volume	$50,588	$55,663	$54,793	$53,860	$46,329	$4,259	9%
Rewards Rate	1.41%	1.42%	1.47%	1.37%	1.36%	5	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Mar 31, 2023 vs. Mar 31, 2022
PRIVATE STUDENT LOANS
Organic Student Loans	$9,927	$9,718	$9,722	$9,412	$9,614	$313	3%
Purchased Student Loans	553	590	627	662	700	(147)	(21%)
Total Private Student Loans	$10,480	$10,308	$10,349	$10,074	$10,314	$166	2%

Interest Yield	9.68%	9.02%	8.26%	7.74%	7.41%	227	bps
Net Principal Charge-off Rate	1.04%	1.33%	0.91%	1.08%	0.69%	35	bps
Delinquency Rate (30 or more days)	2.02%	2.05%	1.94%	1.66%	1.62%	40	bps

Reserve Rate	8.32%	8.14%	8.01%	8.26%	8.43%	(11)	bps

PERSONAL LOANS
Ending Loans	$8,374	$7,998	$7,674	$7,145	$6,904	$1,470	21%

Interest Yield	12.35%	12.04%	11.83%	11.84%	12.09%	26	bps
Net Principal Charge-off Rate	1.94%	1.49%	1.14%	1.21%	1.12%	82	bps
Delinquency Rate (30 or more days)	0.91%	0.80%	0.69%	0.63%	0.69%	22	bps

Reserve Rate	7.43%	7.44%	8.08%	8.01%	8.88%	(145)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Mar 31, 2023 vs. Mar 31, 2022
DIGITAL BANKING
Interest Income	$4,077	$3,856	$3,357	$2,915	$2,736	$1,341	49%
Interest Expense	945	789	514	305	257	688	NM
Net Interest Income	3,132	3,067	2,843	2,610	2,479	653	26%
Non-Interest Income	533	578	541	557	486	47	10%
Revenue Net of Interest Expense	3,665	3,645	3,384	3,167	2,965	700	24%
Provision for Credit Losses	1,102	883	773	549	154	948	NM
Total Operating Expense	1,342	1,445	1,346	1,186	1,092	250	23%
Income/ (Loss) Before Income Taxes	$1,221	$1,317	$1,265	$1,432	$1,719	($498)	(29%)

Net Interest Margin	11.34%	11.27%	11.05%	10.94%	10.85%	49	bps
Pretax Return on Loan Receivables	4.42%	4.84%	4.91%	5.99%	7.52%	(310)	bps

Allowance for Credit Losses (period end)	$7,691	$7,374	$7,061	$6,757	$6,647	$1,044	16%
Reserve Change Build/ (Release)	$385	$313	$304	$110	($175)	$560

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM
Non-Interest Income (Loss)	88	87	95	57	(63)	151	NM
Revenue Net of Interest Expense	88	87	95	57	(63)	151	NM
Provision for Credit Losses	—	—	—	—	—	—	NM
Total Operating Expense	41	50	42	37	38	3	8%
Income/ (Loss) Before Income Taxes	$47	$37	$53	$20	($101)	$148	NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	850	946	924	916	831	19	2%
PULSE Network	1,625	1,666	1,611	1,524	1,399	226	16%
Total	2,475	2,612	2,535	2,440	2,230	245	11%

NETWORK VOLUME
PULSE Network	$65,268	$66,807	$63,437	$62,992	$59,836	$5,432	9%
Network Partners	10,628	10,433	11,894	11,532	10,683	(55)	(1%)
Diners Club International [1]	9,211	9,155	8,793	8,381	7,176	2,035	28%
Total Payment Services	85,107	86,395	84,124	82,905	77,695	7,412	10%
Discover Network - Proprietary	51,826	58,138	56,633	55,838	48,129	3,697	8%
Total	$136,933	$144,533	$140,757	$138,743	$125,824	$11,109	9%

[1] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Common Equity represents net income available for common stockholders (annualized) divided by average total common equity for the reporting period

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022
GAAP Total Common Equity	$13,259	$13,534	$13,230	$12,708	$12,377
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	—	—	—	—	—
Tangible Common Equity [1]	$13,004	$13,279	$12,975	$12,453	$12,122

GAAP Book Value Per Share	$55.79	$54.57	$52.29	$50.00	$47.81
Less: Goodwill	(1.00)	(0.96)	(0.94)	(0.92)	(0.91)
Less: Intangibles	—	—	—	—	—
Less: Preferred Stock	(4.11)	(3.95)	(3.86)	(3.84)	(3.76)
Tangible Common Equity Per Share	$50.68	$49.66	$47.49	$45.24	$43.14

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms